UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2000

                          MODERN COMPUTER SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


               Florida                     000-31007               65-0793107
---------------------------------        -------------        ------------------
(State or other jurisdiction             (Commission          (IRS Employer
   of incorporation)                     file number)        Identification No.)


222 Lakeview Avenue, Suite 160-134
West Palm Beach, Florida                                          33401
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (561) 832-5705


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          (Former name or former address, if changes since last report)


Copy of Communications to:
                                            Donald F. Mintmire
                                            Mintmire & Associates
                                            265 Sunrise Avenue
                                            Suite 204
                                            Palm Beach, FL 33480
                                            (561) 832-5696



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ITEM 5.           OTHER EVENTS.

         On September 15, 2000, Modern Computer Systems, Inc. (the "Company"), a Florida corporation, and Multim[ie]dia D[ie]veloppement Int[ie]gration, Inc. ("MDI"), a Canadian corporation, and the individual holders of all of the outstanding capital stock of MDI (the "Holders") consummated a reverse acquisition (the "Reorganization") pursuant to a certain share exchange agreement ("Agreement") of such date. Pursuant to the Agreement, the Holders tendered to the Company all issued and outstanding shares of common stock of MDI in exchange for 17,828,751 Shares of common stock of the Company. The reorganization is being accounted for as a reverse acquisition.

         Simultaneously with the closing of the Reorganization, Robert zv Georges Durst, Richard Courville and Robert Carriere were elected to serve on the Board of Directors of the Company (the "Board"). The Board subsequently appointed Georges Durst as Chairman and Chief Executive Officer of the Company, Richard Courville as President and Chief Operating Officer of the Company and Robert Carriere as Vice President and Secretary of the Company.

         Copies of the Agreement are filed herewith as Exhibit 10.1, and are incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the full text of such agreements.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired.

     (1) Financial statements of Multim[ie]dia D[ie]veloppement Int[ie]gration, Inc., a Canadian corporation, will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

(d)  Pro forma financial information.

     (2) Pro forma financial information regarding the Reorganization will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

(c)  Exhibits


10.1      Agreement dated September 15, 2000.














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         Pursuant to the  requirements  of the  Securities  and  Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                  MODERN COMPUTER SYSTEMS, INC.
                                          (Registrant)





Date:    September 28, 2000        By:      /s/ Richard Courville
                                   ---------------------------------------------
                                            Richard Courville, President




Date:     September 28, 2000       By: /s/ Robert Carriere
                                   ---------------------------------------------
                                   Robert Carriere, Vice President and Secretary